Exhibit No. 1.1


                           BRUNSWICK CORPORATION

                          (a Delaware corporation)

                              Debt Securities

                           UNDERWRITING AGREEMENT



                                                            July 30, 1997




To the Underwriters named in Schedule I

Ladies and Gentlemen:

    Brunswick Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to the underwriter or underwriters named in
Schedule I attached hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in
Section 10 hereof), for whom you are acting as representatives (the "Representatives"), certain of its debt securities (the "Securities") specified in Schedule II attached hereto, on the terms and conditions stated herein and in Schedule II. The Securities will be issued under an Indenture, dated as of March 15, 1987 (the "Indenture"), between the Company and Harris Trust and Savings Bank, as successor to Continental Bank, National Association, as trustee (the "Trustee"). If the firm or firms listed in Schedule I hereto include only the firm or firms listed in
Schedule II hereto, the terms "Underwriter" and "Representatives" shall each be deemed to refer to such firm or firms.

     The Company has filed with the Securities and Exchange Commission
(the "Commission") two registration statements on Form S-3 (No. 33-61512 and 333-9997), including a basic prospectus, relating to certain of its securities, including the Securities, and the offering thereof from time to time, in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and has filed such amendments thereto as may have been required to the date hereof. Such registration statements, as amended, have been declared effective by the Commission, and the Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). As provided in Section 3(a), a prospectus supplement reflecting the terms of the Securities, the terms of the offering thereof and the other matters set forth therein will be prepared and filed pursuant to Rule 424 under the 1933 Act. Such prospectus supplement, in the form first filed on or after the date hereof pursuant to Rule 424, is herein referred to as the "Prospectus Supplement." Such registration statements, as amended at the date hereof, including the exhibits thereto and the documents incorporated by reference therein, is herein called the "Registration Statement," and the basic prospectus included therein relating to all offerings of securities under the Registration Statement, as supplemented by the Prospectus

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Supplement, is herein called the "Prospectus," except that, if such basic prospectus is amended or supplemented on or prior to the date on which the Prospectus Supplement is first filed pursuant to Rule 424, the term "Prospectus" shall refer to the basic prospectus as so amended or supplemented and as supplemented by the Prospectus Supplement, in either case including the documents filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), that are incorporated by reference therein. All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     You have advised us that you and the other Underwriters, acting severally and not jointly, desire to purchase the Securities and that you have been authorized by the other Underwriters to execute this Agreement on their behalf.

     Section 1.  Representations and Warranties.

          (a) The Company represents and warrants to and agrees with each Underwriter as follows:

          (i) At the time the Registration Statement became effective (the "Effective Time") and at the date hereof the Registration Statement and the Prospectus complied in all material respects with the requirements of the 1933 Act, the rules and regulations of the Commission thereunder (the "1933 Act Regulations"), the 1939 Act and the rules and regulations of the Commission thereunder (the "1939 Act Regulations"); at the Effective Time and at the date hereof, the Registration Statement did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the Effective Time and at the Closing Time, the Indenture did or will conform in all material respects to the applicable requirements of the 1939 Act and the 1939 Act Regulations; and the Prospectus, at the Effective Time, at the date hereof and at the Closing Time, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to that part of the Registration Statement which shall constitute the Statement of Qualification of the Trustee on Form T-1 under the 1939 Act or to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Trustee or any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus or any amendment or supplement thereto.


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         (ii) The accountants who certified the financial statements and supporting schedules included in the Registration Statement are independent public accountants as required by the 1933 Act and the 1933 Act
Regulations.

        (iii) The financial statements included in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated sub sidiaries as of the dates indicated and the results of their operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

         (iv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise.

          (v) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware with corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Indenture; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enter prise.

          (vi) Each subsidiary of the Company which is a significant subsidiary (a "Subsidiary") as defined in Rule 405 of the 1933 Act Regulations has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable

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and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (vii) The Indenture and each supplement thereto, if any, to the date hereof have been duly authorized, executed and delivered by the Company, has been duly qualified under the 1939 Act, and, assuming due authorization, execution and delivery by the Trustee, constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforcement thereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in ef fect relating to creditors' rights generally, and (B) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

          (viii) When executed, authenticated, issued and delivered in the manner provided for in the Indenture and sold and paid for as provided herein, the Securities will constitute legal, valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except as enforce ment thereof may be subject to (A) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (B) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities conform in all material respects to the description thereof contained in the Prospectus.

          (ix) Neither the Company nor any of the Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject; and the execution, delivery and performance of this Agreement and the Indenture, the issuance and delivery of the Securities and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries under any applicable law, administrative regulation or administrative or court decree.

          (x) Other than as disclosed in the Registration Statement, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company

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or any of its Subsidiaries, which is required to be disclosed in the
Registration Statement, or which might result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospectus of the Company and its subsidiaries considered as one enterprise, or which might materially and adversely affect the properties or assets thereof or which might materially and adversely affect the consummation of this Agreement or the issuance of the Securities pursuant to the Indenture; all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material; and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed.

          (xi) The Company and the Subsidiaries own or possess, or can acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (in cluding trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights, or of any facts which would render any patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xii) No authorization, approval or consent of any court or governmental authority or agency is necessary in connection with the offering, issuance or sale of the Securities hereunder, except such as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations or state securities laws.

          (xiii) The Company and the Subsidiaries possess such certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modi fication of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xiv) This Agreement has been duly executed and delivered by the Company.


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          (xv)  The Company and the Subsidiaries have good and sufficient title to all property described or referred to in the Registration Statement as being owned by them, in each case free and clear of all liens, claims, security interests or other encumbrances, with such exceptions as are described or referred to in the Registration Statement or as are not material to the condition, financial or otherwise, or to the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

          (xvi) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Time, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) Any certificate signed by any officer of the Company and delivered to you or to counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

     Section 2. Sale and Delivery to Underwriters; Closing. On the basis of the representations and warranties contained herein and subject to the terms and conditions herein set forth:

          (a) The Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule II, the principal amount of the Securities set forth opposite the name of such Underwriter on
Schedule I, plus any additional principal amount of the Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the date, time and location specified in Schedule II (unless postponed in accordance with the provisions of Section 10) or such other date, time and location as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called "Closing Time"). Unless otherwise specified in Schedule II, payment shall be made to the Company by wire transfer of immediately available funds, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. Certificates for the Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days prior to the Closing Time. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities which it has agreed to purchase. You, individually and not as

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Representatives of the Underwriters, may (but shall not be obligated to)
make payment of the purchase price for the Securities to be purchased by any Underwriter whose money has not been received by the Closing Time but such payment shall not relieve such Underwriter from its obligations hereunder. The certificates, which may be in temporary form, for the Securities will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time.

     Section 3. Covenants of the Company. The Company covenants with each Underwriter as follows:

          (a) In connection with the offering of the Securities, the Company will prepare a Prospectus Supplement setting forth the principal amount of the Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters and the principal amount of the Securities which each severally has agreed to purchase, the name of the Representatives, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of any preliminary prospectus supplement and the Prospectus as the Representatives shall reasonably request.

          (b) The Company will notify the Representatives promptly, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Prospectus or the Registration Statement, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement or Prospectus, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information,
(v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Prospectus or the initiation of any proceedings for any such purpose, and (vi) of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for such purpose of which the Company becomes aware. The Company will use all reasonable efforts to prevent the issuance of any stop order or any order preventing or suspending the use of any Prospectus or suspending such qualification, and, in the event of the issuance of a stop order or any order preventing or suspending the use of any Prospectus or suspending such qualifications, to use all reasonable efforts to promptly obtain the lifting thereof.

          (c) The Company will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement within a reasonable amount

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of time prior to such proposed filing, and will not file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.

          (d) The Company will deliver to the Representatives five signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and as many conformed copies as the Representatives may reasonably request and will also deliver to the Representatives a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters.

          (e) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

          (f) If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary to amend the Registration Statement or supplement the Prospectus to comply with the 1933 Act or the 1934 Act or the respective rules and regulations thereunder, the Company will forthwith amend the Registration Statement or supplement the Prospectus, as the case may be (in form and substance reasonably satisfactory to counsel for the Underwriters), so as to correct such statement or omission or effect such compliance and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

          (g) The Company will endeavor, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a general consent to service of process in any jurisdiction. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement.

          (h) The Company will make generally available to its security holders as soon as practicable, but not later than 50 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement relating to such Securities.


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          (i) The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under "Use of Proceeds."

          (j) The Company will effect the listing of the Securities on the exchanges, if any, specified in Schedule II.

          (k) Until the business day following the Closing Time or such other date as may be specified in Schedule II, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell or announce the offering of, or otherwise dispose of, any debt securities of the Company covered by the Registration Statement or any other regis tration statement filed under the 1933 Act.

          (l) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

         Section 4. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the typing, printing and distribution of this Agreement and the Indenture, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including transfer taxes, if any, payable upon the sale, issuance and delivery to the Underwriters of the Securities, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(g) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or sup plements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, (viii) the fees of rating agencies, (ix) the fees, if any, of the National Association of Securities Dealers, Inc., (x) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee, in connection with the Indenture, and (xi) the fees and expenses incurred in connection with the listing of the Securities on the exchanges referred to in Section 3(j) hereof.

         If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for such Underwriters.

     Section 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase the Securities hereunder are subject to the accuracy of the representations and warranties of the Company herein contained as of the date hereof and at Closing Time, to the

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performance by the Company of its obligations hereunder and under the Indenture, and to the following further conditions:

          (a) At the Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission and any request on the part of the Commission for additional information shall have been complied with to the satisfaction of counsel for the Underwriters and (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date hereof shall not have been lowered since the date hereof and no such agency shall have publicly announced that it has placed any of such debt securities on what is commonly termed a "watch list" for possible downgrading.

          (b)  At the Closing Time, the Representatives shall have received:

     (1) The favorable opinion, dated as of the Closing Time, of Mayer, Brown & Platt, counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

          (ii) The Securities have been duly authorized for issuance and sale to the Underwriters, and, when issued and delivered by the Company pursuant to the terms of this Agreement, against payment of the consideration set forth herein, will constitute legal, valid and binding obligations of the Company, entitled to the benefits provided by the Indenture, and be enforceable against the Company in accordance with their terms, subject as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (iii) This Agreement has been duly authorized, executed and delivered by the Company.

           (i) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

           (v)  The Indenture has been duly qualified under the 1939 Act.

          (vi) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the


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Registration Statement has been issued under the 1933 Act or proceeding therefor initiated or threatened by the Commission.

          (vii) The Securities conform in all material respects to the descriptions thereof in the Prospectus and the Prospectus Supplement and the form of certificate used to evidence the Securities is in due and proper form.

         (viii) At the Effective Time and at the date of the execution of this Agreement, the Registration Statement and the Prospectus (other than the financial statements and supporting schedules and other financial data included therein and in the documents incorporated by reference into the Registration Statement and the Prospectus, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

           (ix) To the best of their knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto.

            (x) No authorization, approval, consent or order of any court or governmental authority or agency is required in connection with the offering, issuance or sale of the Securities to the Underwriters, except as may be required under the 1933 Act, the 1933 Act Regulations, the 1939 Act, the 1939 Act Regulations or state securities laws.

          (xi) To the best of their knowledge and information, the execution, delivery and performance of this Agreement and the Indenture and the consummation of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company, or any applicable law, administrative regulation or administrative or court decree.

          (xii) Each document filed pursuant to the 1934 Act (other than the financial statement and supporting schedules and other financial data included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the 1934 Act Regulations.


18295599.2 80897 1952C 96301999

    (2) The favorable opinion, dated as of the Closing Time, of Mary
D. Allen, General Counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

          (i) To the best of her knowledge and information, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise.

     (ii) Each Subsidiary has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and, to the best of her knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction to which such qualification is required, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and, to the best of her knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

          (iii) Other than as disclosed in the Registration Statement, to the best of her knowledge and information, there are no legal or governmental proceedings pending or threat ened which are required to be disclosed in the Registration Statement, and all pending legal or governmental proceedings to which the Company or any subsidiary is a party or to which any of their property is subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

          (iv) To the best of her knowledge and information, there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, the descriptions thereof or references thereto are correct, and no default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to, filed or incorporated by reference.

          (v) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and to enter into and perform its obligations under this Agreement and the Indenture.


18295599.2 80897 1952C 96301999

    (3) The favorable opinion, dated as of the applicable Closing
Time, of Cravath, Swaine & Moore, counsel for the Underwriters, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require.

    (4) In giving their opinions required by subsections (b)(1),
(b)(2) and (b)(3), respectively, of this Section, Mayer, Brown & Platt, Ms. Allen and Cravath, Swaine & Moore shall each additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which counsel need make no statement), at the time it became effective or at the date of this Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements and schedules and other financial data included or incorporated by reference therein, as to which counsel need make no statement), at the date of this Agreement or at Closing Time, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (c) At the Closing Time there shall not have been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of such Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of such Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or threatened by the Commission.

              (d) At the time of the execution of this Agreement and at the Closing Time, the Representatives shall have received from Arthur Andersen LLP letters, dated such dates, in form and substance satisfactory to the Representatives, to the effect that (i) they are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in or incorporated by reference into the Registration Statement and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letters, nothing has come to their attention which causes them to believe that (A) any unaudited financial

18295599.2 80897 1952C 96301999
statements and supporting schedules of the Company and its subsidiaries included in or incor porated by reference into the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and 1934 Act Regulations or are not presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in or incorporated by reference into the Registration Statement and the Prospectus, or (B) at a specified date not more than five days prior to the date of the letters, there has been any change in the capital stock of the Company or any increase in the consolidated long-term debt of the Company and its subsidiaries or any decrease in consoli dated net current assets or net assets as compared with the amounts shown in the most recent financial statements included in or incorporated by reference into the Registration Statement or, during the period from the date of the most recent financial statements included in or incorporated by reference into the Registration Statement to a specified date not more than five days prior to the date of the letters, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues, net income or net income per share of the Company and its subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the examination referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in or incorporated by reference into the Registration Statement and the Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letters.

          (e) Since the time of execution of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other securities by any such rating organization, and no such rating organization shall have publicly announced that it has under surveillance or review its rating of the Securities or any of the Company's other Securities.

          (f) At the Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof.

18295599.2 80897 1952C 96301999

Notwithstanding any such termination, the provisions of Sections 6, 7, and 8 hereof shall remain in effect.

     Section 6.  Indemnification.

     (a) Indemnification of Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the information incorporated by reference therein, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or of any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (3) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under
         (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (x) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the information incorporated by reference therein, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or (y) if such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary prospectus and corrected in a Prospectus and (i) any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter (or any person who controls any Underwriter) resulted from an action, claim or suit

18295599.2 80897 1952C 96301999
by any person who purchased the Securities which are the subject thereof from such Underwriter in the offering and (ii) such Underwriter failed to deliver or provide a copy of the Prospectus to such person at or prior to the confirmation of the sale of such securities in any case where such delivery is required by the 1933 Act or the 1933 Act Regulations.

         (b) Indemnification of Company, Directors and Officers. Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent does not include a statement as to or an admission of fault, culpability or a failure to act by or n behalf of such indemnified party.

     Section 7. Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party


18295599.2 80897 1952C 96301999
shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other hand, from the offering of the Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company, on the one hand, and the Underwriters on the other hand, in connection with the offering of the Securities pursuant to the applicable Terms Agreements shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Securities (before deducting expenses) received by the Company and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet bear to the aggregate initial public offering price of such Securities as set forth on such cover.

         The relative fault of the Company, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section
7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this
Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.


18295599.2 80897 1952C 96301999

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number or aggregate principal amount, as the case may be, of Initial Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

     Section 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any Underwriter or controlling person and shall survive delivery of and payment for the Securities.

     Section 9.  Termination.

             (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of this Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or elsewhere or any outbreak of hostilities or escalation thereof or other calamity or crisis the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either federal or New York authorities.

             (b) If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party, except to the extent provided in Section 4 hereof.
Notwithstanding any such termination, the provisions of Section 6, 7 and 8 hereof shall remain in effect.

18295599.2 80897 1952C 96301999

     Section 10. Default by One or More of the Underwriters. If one or more of the underwriters shall fail at Closing Time to purchase the Securities that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

             (a) if aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under this Agreement bear to the underwriting obligations of all such non-defaulting Underwriters, or

             (b) if the aggregate principal amount of Defaulted
Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to this Agreement, this Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter.

         No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement, the Prospectus, the applicable Prospectus Supplement or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     Section 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1201; notices to the Company shall be directed to it at 1 North Field Ct., Lake Forest, Illinois 60045, attention of Mary D.
Allen, General Counsel.

     Section 12. Parties. This Agreement shall inure to the benefit of and be binding upon the Underwriters named therein and the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters named therein and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and
18295599.2 80897 1952C 96301999
all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters named therein and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representative(s), and for the benefit of no other person, firm or corporation. No purchaser of any of the Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         Section 13. Governing Law and Time. This Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

18295599.2 80897 1952C 96301999

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                 Very truly yours,

                                 BRUNSWICK CORPORATION



                                  By: /s/ Richard S. O'Brien
                                      Name:  Richard S. O'Brien
                                      Title: Vice President and Treasurer

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
             INCORPORATED


/s/ Lani Martin
Name:  Lani Martin
Title: Vice President

For itself and as Representatives of the other Underwriter named in Schedule I attached to the Underwriting Agreement.



18295599.2 80897 1952C 96301999

                                 SCHEDULE I


                                                           Principal Amount
                                                            of Securities
Underwriters                                               to Be Purchased
------------                                               ----------------

Merrill Lynch, Pierce, Fenner & Smith
        Incorporated.......................................    $50,000,000

ABN AMRO Chicago Corporation...............................     50,000,000

Credit Suisse First Boston Corporation.....................     50,000,000

Smith Barney, Inc..........................................     50,000,000
                                                                ----------
                  Total....................................   $200,000,000
                                                              ============


18295599.2 80897 1952C 96301999

                                SCHEDULE II

Underwriting Agreement dated July 30, 1997

Registration Statement Nos. 33-61512 and 333-9997

Representative(s):         Merrill Lynch, Pierce, Fenner & Smith
                                          Incorporated
                           ABN AMRO Chicago Corporation
                           Credit Suisse First Boston Corporation
                           Smith Barney Inc.

Title, Purchase Price and Description of Securities;

                  Title:   71/8% Notes due August 1, 2027

                  Principal amount:  $200,000,000

                  Current ratings:     Moody's Investors Service - Baa1
                                       Standard & Poor's - BBB+

                  Interest rate:    71/8%

                  Interest payment dates:        February 1 and August 1

                  Date of maturity:         August 1, 2027

                  Price to public:     99.291%

                  Commission:       .875%

                  Purchase price to Underwriters:    98.416%

                  Sinking fund provisions:       None

                  Redemption provisions: The Notes may be redeemed at any
                                         time at the option of the Company,
                                         in whole or in part, at the Redemption
                                         Price as defined in the Prospectus
                                         Supplement dated July 30, 1997.

                  Other provisions:         None

Closing Date, Time and Location:            August 4 1997,   9:00 a.m.
                                            Chicago time

                                            Mayer, Brown & Platt
                                            190 South LaSalle Street
                                            Chicago, Illinois  60603

Type of funds payable at Closing:  Wire transfer of immediately available funds


18295599.2 80897 1952C 96301999

Wire Transfer Instructions:

         First Chicago NBD
         ABA #: 071000013
         Credit to: Brunwick Corporation
         Account #: 0500259

Delayed Delivery Arrangements: None

Listing requirements: None

Other: None


18295599.2 80897 1952C 96301999